Pulse Biosciences®

Corporate Overview

November 2025

Forward Looking Statements

All statements in this presentation that are not historical are forward-looking statements, including, among other things, statements concerning the effectiveness of the Company's nPulse technology to non-thermally clear cells while sparing adjacent noncellular tissue, statements concerning the potential market opportunities for the use of nsPFA energy to treat atrial fibrillation or benign thyroid nodules and whether these markets might grow in the future; statements concerning early clinical successes and whether they are predictive of the safety and effectiveness of any medical device, statements concerning the Company's future clinical and regulatory initiatives anywhere in the world, such as whether the FDA will approve the Company's presently pending IDE submission, the Company's expectations, whether stated or implied, regarding whether the Company's nsPFA technology will become a disruptive, superior and durable treatment option for treating atrial fibrillation or any other medical condition, and other future events. These statements are not historical facts but rather are based on Pulse Biosciences' current expectations, estimates, and projections regarding Pulse Biosciences' business, operations and other similar or related factors. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences' control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in Pulse Biosciences' filings with the Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

This presentation and any documents incorporated by reference may contain market data that we obtain from industry sources. These sources do not guarantee the accuracy or completeness of the information. Although we believe that our industry sources are reliable, we do not independently verify the information. The market data may also include projections that are based on other projections. While we believe these assumptions and projections are reasonable and sound, as of the date hereof, actual results may differ from these projections.

Pulse Biosciences

Pulse Biosciences®

Our Mission

To build a thriving viable company by providing revolutionary and life-changing therapy for multiple diseases with next-generation **Nanosecond Pulsed Field** technology.

History of Pioneering Nanosecond PFA Development

Pulse Biosciences is **the leader** in designing and engineering nPulse™ technology

Inventing and harnessing nPulse technology dates back two decades

- Differentiated approach focused on novel therapy development
- 10+ years in development at Pulse Biosciences
- $400mm Development Investment to date
- >1,100 industry-wide publications to date
- Multiple FDA Clearances
- Breakthrough Designation

Creating wide and deep IP portfolio covering nPulse energy and system

Continued development and patent filings covering systems, applications, and methods

Patent Portfolio 2025

+215
Issued patents globally owned & licensed

+100
Pending patent applications

Experienced Technologists, Operators and Clinicians
Form Proven Leadership Team



Paul LaViolette
Chief Executive Officer
Co-Chairman of the Board



Kevin Danahy
Chief Commercial Officer



Darrin Uecker
Chief Technology Officer
Director



Mitch Levinson
Chief Strategy Officer



Jon Skinner
Chief Financial Officer

SV · Boston Scientific · BARD
Medtronic · Johnson & Johnson · Zimmer Biomet · Intuitive
gynesonics
thermage · coolsculpting · Nellcor
Teleflex

Renowned Scientific Expertise



Dr. Niv Ad
Chief Science Officer,
Cardiac Surgery



Dr. Gan Dunnington
Chief Medical Officer,
Cardiac Surgery



Dr. David Kenigsberg
Chief Medical Officer,
Electrophysiology

Established Board of Directors



Robert (Bob) W. Duggan
Co-Chairman of the Board of Directors



Richard van den Broek
Director



Manmeet S. Soni
Director



Mahkam "Maky" Zanganeh, DDS
Director

Financial Snapshot

Strong balance sheet as of 9/30/2025

- Cash and cash equivalents balance of $95.2 mm
- No debt
- Cash burn of approximately $36mm in 2024
- Cash burn increasing in 2025 to support pilot program expansion and multiple IDEs ($13.0mm of cash used in operating activities in 3Q25)

Generated initial revenue from Vybrance limited market release

- 3Q25 revenue totaled $86k

+80% Insider Ownership

Unique Mechanism of Action of nsPFA

Stimulates elegant, precise Regulated Cell Death (RCD) in cells without thermal spread



Nanosecond pulsed electrical fields delivered to cells



Higher amplitude energy pulses penetrate the cell membrane and **disrupt internal cellular function in organelles**, leading to regulated cell death vs. inflammatory response caused by thermal / microPFA



Unlike thermal and microPFA modalities, nsPFA directly impacts cellular structures while **sparing noncellular tissue** (primarily collagen)

Pulse Biosciences Difference:

Nanosecond PFA Delivers Higher Amplitude Shorter Duration Pulses with Significant Advantages Versus Microsecond PFA

Clinical benefits – safety and efficacy

- **Nonthermal**: no thermal damage or spread beyond the electrical field
- **Lower total energy delivered** due to ultrashort pulse durations, despite higher pulse amplitude
- **Faster deep ablations** with single energy delivery
- **Selectively treats** only organelle-bearing structures, spares nerves, vessels, structural tissue
- **Reduces stimulation** to nerves and muscle
- **Much lower energy** reduces electrode design constraints of standard PFA

nPulse technology's novel mechanism **activates the body's natural healing process**


Pulse
Biosciences

Pulse Biosciences' nPulse Platform

Unlocks >$6B in first 3 target markets

to **>$16B** global including

	U.S. Addressable Annual Market	Global Potential Market
 **Thyroid Application** in Soft Tissue Ablation	$1.3B[1,2,3,4,5*]	$2.8B[1,2,3,4,5*]
 **Cardiac Surgery**	$1.8B[6,7]	$6.0B[6,7]
 **EP Catheter**	$3.0B[8]	$8.0B[9]

Pulse will create, expand, and upend these respective markets with therapy innovation, market penetration and global expansion

*based on reimbursement updates and asp assumptions

Market Entry

>$6B
combined

Segment business models will be determined based on efficiency to create, expand and upend respective markets

FACTORS INFLUENCING THE STRATEGY INCLUDE:

- New (thyroid) or established (open/EP) market
- Presence of direct competition
- Efficiency of launch investment
- Scale and simplicity of platforms
- Therapy synergies
- Enabling differentiation for a strategic partner

Expedite time to access patients

Go direct **Via Partnership**



FDA 510(k) March 2024

nPulse Vybrance Percutaneous Electrode: Create an Untapped Market in Thyroid

Opening a new era in therapy for soft tissue ablation such as benign thyroid nodules

Pulse Biosciences®

Benign Thyroid Market Opportunity

Drivers for Pulse in the Benign Thyroid Market

- Thyroid-sparing procedure
- Nonsurgical intervention
- Potential to eliminate up to ~150k thyroidectomies yearly

BTN patients diagnosed in U.S. ~250k[3,4,5]

~150k Benign thyroidectomies



~100k Enter "Watchful Waiting"

$1B+

Annual U.S. TAM



nPulse technology is a new paradigm for surgical patients and watchful waiters

Newly created untapped market

Pulse Biosciences

Create an Untapped Market in Thyroid



nPulse therapy provides significant clinical benefits for physicians and patients

- Safe: Spares nerves, vessels, critical structures
- Nonthermal - does not cause fibrosis or RF scar ball formation
- Significant volume reduction and symptomatic relief at 1 month
- High patient satisfaction
  - Improved cosmesis
  - Soft, natural treatment area


Baseline
1 month post
12 months post

Prof. Stefano Spiezia - ATA 2024 Presentation

Pulse Biosciences

Thyroid Market Development Status

- Soft Tissue Ablation – FDA 510(k) Cleared
- Initiated a multi-center clinical study, PRECISE-BTN, for the treatment of benign thyroid nodules (BTN)
  - Enrolled over 40% of study subjects
- Increasing procedure volumes
  - Over 200 patients treated across the pilot program, the PRECISE-BTN Study, and initial commercial procedures with positive results
  - Geographic commercial concentration

Generated initial revenue through commencement of nPulse Vybrance limited market release in 3Q25

Pulse Biosciences



nPulse Cardiac Clamp: Expanding Usage in the Surgical Cardiac Ablation Market

nPulse therapy for Surgical AF

Surgical Cardiac Ablation Market Opportunity

Drivers for Pulse in the Surgical Cardiac Ablation Market

- 80,000+ U.S. patients per year with pre-operative AF
    - Only ~30% being treated with RF technology
- Pulse expects to be first to market with a PFA solution
- RF technology: safety and efficacy concerns

Annual open-heart procedures in U.S. 300K[11]

28% Patients have pre-operative AF[12]



72% Patients at high risk of developing post-op AF[13]

216k

Future Potential Prophylactic AF Annual U.S. Patients



nPulse technology expands the market

Expanding Usage in the Surgical Cardiac Ablation Market

Speed and Versatility for Cardiac Surgical Applications

- Speed, ease of use and safety of nPulse therapy address key physician concerns limiting adoption of thermal modalities
  - Capable of transmural ablations in seconds
  - Fully automated ablation independent of tissue thickness or type
  - Nonthermal, eliminating risk of damage to surrounding critical structures, e.g. esophagus


Bipolar Clamp



Surgical Cardiac Ablation Status

- Received FDA IDE approval and enrolled the first subject in the nPulse Cardiac Surgery System Pivotal Study (NANOCLAMP AF)
- Treated 44 patients as part of the multi-center feasibility study underway in Europe
- Late-breaking data from the European feasibility study, presented at the 39th EACTS Annual Meeting, showed durable, consistent pulmonary vein and posterior box isolation achieved in the first 24 patients

FDA approved IDE pivotal study underway



nPulse Cardiac Catheter: Upending AF Ablation in the EP Market

nPulse therapy for AF

Pulse Biosciences

EP Market Opportunity
AF Ablation

Drivers for Pulse in the EP AF Ablation Market

- Drop-in workflow replacement
- Speed = Improved efficiency over 1st gen PFA devices
  - Less configurations, rotations, applications
- Enhanced lesion quality through nPulse therapy



nPulse technology upends the EP market with a novel and differentiated energy

Market growing at
10–15% CAGR[14]

Global Atrial Fibrillation (AF) Disease State:
>$8B[9]
Electrophysiology Market

~1.9M[15]
U.S. patients diagnosed with AF annually

nPulse Catheter for Pulmonary Vein Isolation

Customized nPulse Electrode Design



Achieves circumferential lesions with continuous ring electrodes for "single-shot" Pulmonary Vein Isolation (PVI) ablation

- 5 seconds ablation cycle
- <10 minutes ablation time with moderate experience
- Single circumferential lesion—no rotation
- Deeper lesions and low neuromuscular stimulation
- Nonthermal isolation of vein
- Design allows for versatility in left atrial utilization
- Sensing electrodes and magnetic sensor for EAM integration



2-Day Endocardial Surface ~5cm Diameter (Porcine)





Pulse Biosciences

360 Cardiac Catheter Status

- Submitted FDA IDE application, including the pivotal study protocol
- Treated over 150 patients in the multi-center feasibility study for the treatment of AF being conducted in Europe
- Improved procedure times since last presented at the Heart Rhythm Society 2025 meeting

Expect to **initiate a pivotal IDE** for Paroxysmal AF **in Q1 2026**

Summary

Novel nPulse Energy
- Unique MOA
- Patent Protected
- Nonthermal

IP +215 +100
- Pulse will own the Nanosecond PFA Space

Clinical evidence
- Mounting and superior
- Paradigm shifting care

U.S. clinical studies
- 1 pivotal underway
- 1 pivotal Q1 2026
- Measurable milestones

Target Market Values
- +$6B U.S. Annual Addressable Mkt
- Create, Expand, Upend

Portfolio of markets and pipeline of future indications
- Multiple clinical or commercial programs activated

Expanding commercialization
- Initiated nPulse Vybrance limited market release

Strong balance sheet
- Cash balance of $95.2mm as of 9/30/2025

Pulse Biosciences®

Citations

1) Data on file. Thyroidectomy WW Procedure Data provided by iData
2) https://www.ncbi.nlm.nih.gov/pmc/articles/PMC8215427/
3) Fine-Needle Aspiration of the Thyroid Gland https://www.ncbi.nlm.nih.gov/books/NBK285544/
4) CMS - https://www.cms.gov/medicare-coverage-database/view/lcd.aspx?lcdid=38968&ver=4
5) CDC - https://seer.cancer.gov/statfacts/html/thyro.html
6) Global Cardiac Surgical Volume and Gaps: Trends, Targets, and Way Forward. Annals of Thoracic Surgery. 2023, ISSN 2772-9931, https://doi.org/10.1016/j.atssr.2023.11.019.
7) Market size for 2023. 1% CAGR for Surgical Volume
8) Clarivate – US EP Market Report
9) Company filings, BofA Global Research. Revenue is BofA estimate
10) Neis et al. Circ Arrhythm Electrophysiol. 2024;17:e012854. DOI: 10.1161/CIRCEP.124.012854
11) Wyler von Ballmoos, Moritz C. et al.The Annals of Thoracic Surgery, Volume 117, Issue 2, 260 – 270
12) McCarthy, P. M. et al. Prevalence of atrial fibrillation before cardiac surgery and factors associated with concomitant ablation. J. Thorac. Cardiovasc. Surg. 159, 2245-2253.e15.
13) Burrage, P.S., Low, Y.H., Campbell, N.G. et al. New-Onset Atrial Fibrillation in Adult Patients After Cardiac Surgery. Curr Anesthesiol Rep 9, 174–193 (2019). https://doi.org/10.1007/s40140-019-00321-4
14) Wong CX, Brown A, Tse HF, et al. Epidemiology of Atrial Fibrillation: The Australian and Asia-Pacific Perspective. Heart Lung Circ. 2017;26(9):807-879
15) Joglar et al J.A.C.C. V O L . 8 3 , N O . 1 , 2 0 2 42023 Guideline for the Diagnosis and Management of Atrial Fibrillation J A N U A R Y 2 / 9 , 2 0 2 4 : 1 0 9 – 2 7 9116 (Linear Interpolation)
16) Pulsed Field or Conventional Thermal Ablation for Paroxysmal Atrial Fibrillation. https://pubmed.ncbi.nlm.nih.gov/37634148/
17) Lesion Morphometry of the Pentaspline Pulsed Field Ablation Catheter: Understanding Catheter Pose, Rotation, and Dosing. https://www.ahajournals.org/doi/epub/10.1161/CIRCEP.124.013208
18) Koruth et al. Circ Arrhythm Electrophysiol. 2024;17:e012854. DOI: 10.1161/CIRCEP.124.012854

Pulse Biosciences®